EXHIBIT 99.1
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.
Dated: February 28, 2011

DBD CAYMAN HOLDINGS, LTD.
By:	/s/ Ann Siebecker as Attorney-in-Fact for David M. Rubenstein
	Name:	David M. Rubenstein
	Title:	Director

DBD CAYMAN, LTD.
By:	DBD CAYMAN HOLDINGS, LTD., its sole shareholder

By:	/s/ Ann Siebecker as Attorney-in-Fact for David M. Rubenstein
	Name:	David M. Rubenstein
	Title:	Director

TCG HOLDINGS CAYMAN II, L.P.
By:	DBD CAYMAN, LTD., its general partner

By:	DBD CAYMAN HOLDINGS, LTD., its sole shareholder

By:	/s/ Ann Siebecker as Attorney-in-Fact for David M. Rubenstein
	Name:	David M. Rubenstein
	Title:	Director

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
By:	TCG HOLDINGS CAYMAN II, L.P., its general partner

By:	DBD CAYMAN, LTD., its general partner

By:	DBD CAYMAN HOLDINGS, LTD., its sole shareholder

By:	/s/ Ann Siebecker as Attorney-in-Fact for David M. Rubenstein
	Name:	David M. Rubenstein
	Title:	Director

CARLYLE FINANCIAL SERVICES, LTD.
By:	/s/ Ann Siebecker as Attorney-in-Fact for David M. Rubenstein
	Name:	David M. Rubenstein
	Title:	Director

TCG FINANCIAL SERVICES, L.P.
By:	CARLYLE FINANCIAL SERVICES, LTD., its general partner

By:	/s/ Ann Siebecker as Attorney-in-Fact for David M. Rubenstein
	Name:	David M. Rubenstein
	Title:	Director

CARLYLE FINANCIAL SERVICES HARBOR, L.P.
By:	TCG FINANCIAL SERVICES, L.P., its general partner

By:	CARLYLE FINANCIAL SERVICES, LTD., its general partner

By:	/s/ Ann Siebecker as Attorney-in-Fact for David M. Rubenstein
	Name:	David M. Rubenstein
	Title:	Director